UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2018

GO2GREEN LANDSCAPING, INC.
(Exact name of registrant as specified in its charter)

Nevada	47-5133966
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4925 Greenville Avenue, Suite 200, Dallas, TX	75206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  214-785-6355

Copies to:
Ken Bart, Esq.
Bart and Associates, LLC
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Tel: 720-226-7511
Fax: 720-528-7765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On February  13, 2018, the Company adopted the 2018 Equity Incentive Plan (the "2018 Plan").  Pursuant to the 2018 Plan, awards may be in the form of Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NSOs"), or Restricted Stock Awards.  Up to 8,000,000 shares of common stock can be issued pursuant to the 2018 Plan upon the exercise of options granted pursuant to the 2018 Plan or for shares awarded as Restricted Stock Awards.

On February 13, 2018, the Company granted Non-Qualified Stock Options and Incentive Stock options to the persons, in the amounts, and upon the terms shown below:

	Shares Issuable Upon	Option
Name	Exercise of Option	Exercise Price	Expiration Date

Alan Hixon	1,600,000	$0.375	February 13, 2028
Bradley Wiggins	600,000	$0.375	February 13, 2028
Justin Roby	750,000	$0.375	February 13, 2028
Michael Beavers	800,000	$0.375	February 13, 2028
	485,948	$0.375	February 13, 2028
Dennis Cagan	350,000	$0.375	February 13, 2028
H. William Gordon	225,000	$0.375	February 13, 2028
Laurence King	225,000	$0.375	February 13, 2028
Sean McIlrath	225,000	$0.375	February 13, 2028

The stock options issued to Michael Beavers, Alan Hixon, Bradley Wiggins, and Justin Roby are ISOs, and the options issued to Dennis Cagan, H. William Gordon, Laurence King and Sean McIlrath are NSOs.  The 485,948 stock options issued to Michael Beavers vest at a rate of 1/3 per year.  The remaining stock options issued to Michael Beavers, Alan Hixon, Bradley Wiggins, Justin Roby, Dennis Cagan, H. William Gordon, Laurence King and Sean McIlrath vest at a rate of 1/36th per month, but will vest 100% upon a change of control transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GO2GREEN LANDSCAPING, INC.

Date: February 16, 2018	By:	/s/ Alan Hixon
Alan Hixon Chief Executive Officer